SPDR® SERIES TRUST

SPDR Portfolio Aggregate Bond ETF

SPDR Portfolio Mortgage Backed Bond ETF

(the “Funds”)

Supplement dated December 6, 2019 to the Summary Prospectuses dated October 31, 2019, as may be supplemented from time to time

Effective December 13, 2019 (the “Effective Date”), Nicholas Fischer will no longer serve as a Portfolio Manager of the Funds. Accordingly, as of the Effective Date, all references in each Summary Prospectus to Nicholas Fischer as a Portfolio Manager of the Funds are deleted in their entirety.

Marc DiCosimo and Michael Przygoda will remain Portfolio Managers of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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